UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 16, 2026

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is being furnished to amend Items 2.02 and 9.01 of the Current Report on Form 8-K furnished on July 16, 2026 announcing the Second Quarter 2026 earnings of Commerce Bancshares, Inc. (the Company). This amendment is to fix a typographical error as described in Item 2.02 below.

Item 2.02 Results of Operations and Financial Condition
On July 16, 2026, the Company issued a press release announcing Second Quarter 2026 earnings that was furnished under Item 2.02 of this Current Report on Form 8-K as Exhibit 99.1. Additionally, a slide presentation for investors and analysts was furnished as Exhibit 99.2 to the Current Report on Form 8-K.
Subsequent to the issuance of the earnings release and furnishing with the original Form 8-K on July 16, 2026, the Company identified that the growth in assets under administration had been incorrectly described as growth over the same period in the prior year rather than growth over the prior quarter. Therefore, the Company has prepared and furnished as Exhibit 99.1 to this Current Report on Form 8-K/A a corrected earnings release for investors and analysts that highlights the Company's Second Quarter 2026 earnings. The amended earnings release corrects the description of growth in the Company’s assets under administration on the second page of the earnings release. The statement as corrected reads as follows: “Assets under administration grew $3.1 billion, or 3.4%, over the prior quarter.” Apart from the correction of this typographical error, there were no changes to the information provided in the original press release and slide presentation.
The information in this Current Report on Form 8-K/A, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K/A, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.
All information included in this Current Report on Form 8-K/A is available on the Company’s Internet site at https://investor.commercebank.com/news-info/financial-news-releases/default.aspx.

Item 9.01 Financial Statements and Exhibits

Exhibits
99.1    Corrected press release dated July 16, 2026, corrected July 17, 2026
99.2    Slide presentation for investors and analysts dated July 16, 2026*
104    The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.
*previously filed

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Steven A. Brandjord
Steven A. Brandjord
Controller (Chief Accounting Officer)
Date: July 17, 2026